Exhibit 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Julie Whalen, Chief Financial Officer of Expedia Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1)the Annual Report on Form 10-K of the Company for the year ended December 31, 2024 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2025	/s/ JULIE WHALEN
Julie Whalen
Chief Financial Officer